Other provisions	12 Months Ended
Dec. 31, 2022
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Other provisions
36     Other provisions
Recognition and measurement
Other provisions are recognised when it is more likely than not that we will become obliged, legally or constructively, to future expenditure because of a past event. The provision reflects the best estimate of the expenditure needed to settle the obligation which existed at the balance sheet date. Where there is sufficient objective evidence of reasonably expected future events (such as changes in technology and new legislation) we reflect this in the amounts recognised.

	2022 US$m	2021 US$m
At 1 January	1,002	856
Adjustment to opening balance on transition to new accounting standard (refer to page 155)	17	—
Restated opening balance	1,019	856
Adjustment on currency translation	(43)	(29)
Adjustments to mining properties/right of use assets:
– increases to existing and new provisions	4	3
Charged/(credited) to profit:
– increases to existing and new provisions	365	382
– unused amounts reversed	(66)	(37)
– amortisation of discount	2	3
Utilised in year	(176)	(128)
Transfers and other movements(a)	193	(48)
At 31 December	1,298	1,002
Balance sheet analysis:
Current	554	700
Non-current	744	302
Total	1,298	1,002
(a)Transfers and other movements includes US$211 million for additional consideration to be paid to the dissenting shareholders of the Turquoise Hill Resources transaction. It represents the difference between their initial consideration of C$34.4 per share and C$43 per share paid to all other shareholders, with the final amount and timing to be determined by dissent proceedings. As a transaction with shareholders of a subsidiary in their capacity as owners, this adjustment has been made through equity.
37     Contingencies and commitments
Recognition and measurement
Contingent liabilities, indemnities and other performance guarantees represent the potential outflow of funds from the Group for the satisfaction of obligations including those under contractual arrangements (for example undertakings related to supplier agreements) not provided for in the balance sheet, where the likelihood of the contingent liabilities, guarantees or indemnities being called is assessed as possible rather than probable or remote.
Contingent liabilities (subsidiaries, joint operations, joint ventures and associates)

Other relevant judgments - Contingencies
Disclosure is made for material contingent liabilities unless the possibility of any loss arising is considered remote based on our judgment and legal advice. These are quantified unless, in our judgment, the amount cannot be reliably estimated. The unit of account for claims is the matter taken as a whole and therefore when a provision has been recorded for the best estimate of the cost to settle the obligation there is no further contingent liability component. This means that when a provision is recognised for the best estimate of the expenditure required to settle the present obligation from a single past event, a further contingent liability is not reported for the maximum potential exposure in excess of that already provided.
We have not established provisions for certain additional legal claims in cases where we have assessed that a payment is either not probable or cannot be reliably estimated. A number of our companies are, and will likely continue to be, subject to various legal proceedings and investigations that arise from time to time. As a result, the Group may become subject to substantial liabilities that could affect our business, financial position and reputation. Litigation is inherently unpredictable and large judgments may at times occur. The Group may in the future incur judgments or enter into settlements of claims that could lead to material cash outflows. We do not believe that any of these proceedings will have a materially adverse effect on our financial position.

	2022 US$m	2021 US$m
Contingent liabilities, indemnities and other performance guarantees(a)	498	441
(a)There were no material contingent liabilities arising in relation to the Group’s joint ventures and associates.
37     Contingencies and commitments continued
Contingent liabilities - not quantifiable
The current status of contingent liabilities where it is not practicable to provide a reliable estimate of possible financial exposure is:
Litigation disputes

Litigation matter	Latest update
Timing of the impairment of Rio Tinto Coal Mozambique (US securities and exchange commission)	In October 2017, Rio Tinto announced that it had been notified by the U.S. Securities and Exchange Commission (SEC) that the SEC had filed a complaint in relation to Rio Tinto’s disclosures and timing of the impairment of Rio Tinto Coal Mozambique (RTCM). The impairment was reflected in Rio Tinto’s 2012 year-end accounts. The SEC alleges that Rio Tinto, a former chief executive, Tom Albanese, and a former chief financial officer, Guy Elliott, committed violations of the anti-fraud, reporting, books and records, and internal control provisions of the federal securities law by not accurately disclosing the value of RTCM and not impairing it when Rio Tinto published its 2011 year-end accounts in February 2012 or its 2012 interim results in August 2012. In June 2019, the trial court dismissed an associated US class action on behalf of securities holders. In August 2020, the appeals court partially overturned the court’s dismissal and the trial court dismissed the case again in 2022. The securities holders have appealed further to reinstate their claims, and the court has requested briefing in 2023. No provision has been recognised for this case.
2011 Contractual payments in Guinea
Rio Tinto continues to co-operate fully with relevant authorities in connection with their investigations in relation to contractual payments totalling US$10.5 million made to a consultant who had provided advisory services in 2011 on the Simandou project in Guinea. In August 2018, the court dismissed a related US class action commenced on behalf of securities holders. No provision has been recognised for this case.

At 31 December 2022, the outcomes of the matters remain uncertain, but they could ultimately expose the Group to material financial cost. We believe these cases are unwarranted and will defend the allegations vigorously. A dedicated Board committee continues to monitor the progress of these matters, as appropriate.
On 6 March 2022 we reached a settlement with ASIC regarding the disclosure of the impairment of Rio Tinto Coal Mozambique (RTCM), which was reflected in Rio Tinto’s 2012 year-end accounts. This was previously disclosed as a contingent liability at 31 December 2021. As part of the court approved settlement, we paid a A$750,000 penalty for a single contravention of our continuous disclosure obligations in the period 21 December 2012 to 17 January 2013, immediately preceding the impairment announcement. As part of this court approved settlement between ASIC and Rio Tinto, there were no findings of fraud or any systemic or widespread failure by Rio Tinto. The case against Tom Albanese and Guy Elliott brought by ASIC has been wholly dismissed.
Other contingent liabilities
We are modernising agreements with Traditional Owner groups in response to the Juukan Gorge incident. We have created provisions, within “Other provisions”, based on our best estimate of historical claims; however, the process is incomplete and it is possible that further claims could arise relating to past events.
Close-down and restoration provisions are not recognised for those operations that have no known restrictions on their lives as the date of closure cannot be reliably estimated. This applies primarily to our Canadian aluminium smelters, which are not dependent upon a specific orebody and have access to indefinite-lived power from owned hydro-power stations with water rights permitted by local governments. In these instances, a closure obligation may exist at the reporting date; however, due to the indefinite nature of asset lives it is not possible to arrive at a sufficiently reliable estimate for the purposes of recognising a provision. Close-down and restoration provisions are recognised at these operations for separately identifiable closure activities which can be reasonably estimated, such as the demolition and removal of fixed structures after a pre-determined period. Any contingent liability for these assets will crystallise into a closure provision if and when a decision is taken to cease operations.
Contingent assets
The Group has, from time to time, various insurance claims outstanding with reinsurers. Recognition of any assets arising takes place once the insurance company has agreed to refund the claims and the amount is quantifiable. This is usually in the same period as payment is received.
Capital commitments
Our capital commitments include open purchase orders for managed operations and expenditure on major projects already authorised by our Investment Committee for non-managed operations. It does not include the estimated incremental capital expenditure relating to decarbonisation projects of US$7.5 billion between 2022 and 2030 unless otherwise contractually committed. On a legally enforceable basis, capital commitments would be approximately US$1.0 billion (2021: US$1.1 billion) as many of the contracts relating to the Group’s projects have various cancellation clauses.

	2022 US$m	2021 US$m
Capital commitments excluding the Group's share of joint venture capital commitments
Within 1 year	2,313	2,324
Between 1 and 3 years	866	116
Between 3 and 5 years	86	38
After 5 years	89	73
Total	3,354	2,551

Group's share of joint venture capital commitments
Within 1 year	15	11
Between 1 and 3 years	—	—
Total	15	11
Unrecognised commitments to contribute funding or resources to joint ventures
We have a commitment to purchase and market a portion (in excess of the Group’s ownership interest) of the output of Sohar Aluminium Company L.L.C., an aluminium smelter in which the Group is a joint venture partner. The Group immediately sells the purchased products to third parties; in an active market, and therefore does not recognise the purchase obligation.
Along with the other joint venture partners, we have commitments to provide emergency funding (such as funding required to preserve the life or assets of the company or to comply with applicable laws) if required by Sohar Aluminium Company L.L.C., subject to approved thresholds.
At 31 December 2022, Minera Escondida Ltda held an undrawn shareholder line of credit for US$225 million (Rio Tinto share) (31 December 2021: US$225 million). The current facility has been extended during the year and will now mature in September 2023.
Purchase obligations
Purchase obligations are enforceable and legally binding agreements to buy goods or services. They specify all significant terms, including: fixed or minimum quantities to be purchased or consumed; fixed, minimum or variable price provisions; and the approximate timing of the transactions.
Purchase obligations for goods mainly relate to purchases of raw materials and consumables, and purchase obligations for services mainly relate to charges for the use of infrastructure, commitments to purchase power and freight contracts. These goods and services are expected to be used in the business. To the extent that this changes, a provision for onerous obligations may be made.
Purchases from joint arrangements or associates are included if the quantity to be purchased is in excess of our ownership interest in the entity. However, purchase obligations exclude contracted purchases of bauxite, alumina and aluminium from joint arrangements and associates and contracted purchases of alumina from third parties. This is because these purchases are made for commercial reasons and the Group is, overall, a net seller of these commodities.
The aggregate amount of future payment commitments under purchase obligations outstanding at 31 December was:

	2022 US$m	2021 US$m
Within 1 year	3,618	3,483
Between 1 and 2 years	2,091	1,660
Between 2 and 3 years	1,632	1,345
Between 3 and 4 years	1,309	1,080
Between 4 and 5 years	907	1,020
After 5 years	6,574	7,125
Total	16,131	15,713
Guarantees by parent companies
Rio Tinto plc and Rio Tinto Limited have, jointly and severally, fully and unconditionally guaranteed the following securities issued by the following 100% owned finance subsidiaries: US$4.4 billion (31 December 2021: US$4.4 billion) Rio Tinto Finance (USA) Limited and Rio Tinto Finance (USA) plc bonds with maturity dates up to 2051; and US$1 billion (31 December 2021: US$1.1 billion) on the European Debt Issuance Programme. In addition, Rio Tinto Finance plc and Rio Tinto Finance Limited have entered into undrawn facility arrangements for an aggregate amount of US$7.5 billion (31 December 2021: US$7.5 billion). The facilities are guaranteed by Rio Tinto plc and Rio Tinto Limited.
Rio Tinto plc has provided a guarantee, known as the completion support undertaking (CSU), in favour of the Oyu Tolgoi LLC project finance lenders. At 31 December 2022, US$3.9 billion of project finance debt was outstanding under this facility (2021: US$4.3 billion). Rio Tinto plc, through its subsidiaries, owns 66% of Oyu Tolgoi LLC, with the remaining share owned by Erdenes Oyu Tolgoi LLC (34%), which is controlled by the Government of Mongolia. The project finance has been raised for development of the underground mine and the CSU will terminate on the completion of the underground mine according to a set of completion tests set out in the project finance facility.
The Rio Tinto guarantee applies to the extent that Turquoise Hill Resources Ltd cannot satisfy Oyu Tolgoi LLC’s project finance debt servicing obligations under its own guarantee to the lenders, called the sponsor debt service undertaking (DSU). Both the CSU and DSU contain a carve-out for certain political risk events.